UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) July 26, 2010
BECTON, DICKINSON AND COMPANY

(Exact Name of Registrant as Specified in Its Charter)
New Jersey

(State or Other Jurisdiction of Incorporation)

001-4802	22-0760120

(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive, Franklin Lakes, New Jersey	07417-1880

(Address of Principal Executive Offices)	(Zip Code)
(201) 847-6800

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     Christopher Jones has been elected to the Board of Directors of Becton, Dickinson and Company (“BD”), effective July 26, 2010, at which time he will become a member of each of the Audit Committee and the Corporate and Scientific Affairs Committee of the Board. A copy of the press release issued by BD in connection with Mr. Jones’ election is attached hereto as Exhibit 99.1.
     Information regarding the compensation of the non-management members of our Board of Directors is included under the caption “Non-Management Directors’ Compensation” in our proxy statement relating to our 2010 Annual Meeting of Shareholders.
Item 9.01 Financial Statements and Exhibits
Exhibit 99.1 Press release dated July 26, 2010, which is filed pursuant to Item 5.02.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1	Press release dated July 26, 2010, which is filed pursuant to Item 5.02

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY (Registrant)
By:	/s/ Dean J. Paranicas
Dean J. Paranicas
Vice President, Corporate Secretary and Public Policy

Date: July 26, 2010

Exhibit Index

99.1	Press release dated July 26, 2010, filed pursuant to Item 5.02